OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
Annual Report September 30, 1995

[PHOTO]
"We need our money to work hard, and we need to feel COMFORTABLE about how it's invested."


[LOGO] OPPENHEIMERFUNDS-c-

This Fund is for people who want higher returns than traditional short-term investments, without giving up the comfort.(1)

NEWS
-------------------
STANDARDIZED YIELDS
-------------------
For the 30 Days Ended 9/30/95(5)

Class A
------------------
6.13%
------------------
Class B
------------------
5.53%
------------------
Class C
------------------
5.52%
------------------
BEAT THE AVERAGE
----------------
Total Return for the 5-Year Period Ended 9/30/95:

Oppenheimer Limited-Term Government Fund
Class A (at NAV)(3)
------------------
47.59%
------------------
Lipper Short-Term U.S. Government Funds Average(6)
------------------
38.71%
--------------------------------------------------------------------------------
HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund seeks high current return by investing in a portfolio of fixed income securities, emphasizing securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities. The Fund also invests in collateralized mortgage obligations and mortgage-backed stripped securities.(2) The Fund is designed to offer a greater degree of stability than longer-term fixed income investments because it intends to maintain an average effective portfolio duration of not more than three years.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 8.03% and 7.18%, respectively.(3)
     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/95 and since inception of the Class on 3/10/86 were 4.25%, 7.33% and 7.85%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 5/3/93 were 3.18% and 3.29%, respectively.(4)

--------------------------------------------------------------------------------
OUTLOOK
--------------------------------------------------------------------------------
"This Fund performed as expected during both the difficult bond market of '94 and the huge bull market that followed it. Our share price remained relatively stable and we were able to maintain a competitive income stream in the face of both markets. In a relatively low-risk environment like the current market, we believe we'll benefit by focusing on maintaining a high yield."

                                             David Rosenberg, Portfolio Manager
                                                             September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. The Fund may be more volatile than certain short-term investments and may not have the return potential of longer-term investments.
2. These securities involve risks from early prepayment of underlying mortgages that can affect the Fund's income and principal value.
3. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
4. Class A returns shown hypothetical investments on 9/30/94, 9/30/90 and 3/10/86 (inception of class), after deducting the current maximum initial sales charge of 3.50%. Prior to 2/1/94, the maximum Class A sales charge was higher, and actual account performance would have been less. Class B returns show hypothetical investments on 9/30/94 and 5/3/93 (inception of class) and the deduction of the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception). Certain Class C share performance data are not yet available because Class C shares were first publicly offered on 2/1/95. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90. An explanation of the different total returns is in the Fund's prospectus.
5. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
6. Source: Lipper Analytical Services, 9/30/95, an independent mutual fund monitoring service. The Lipper total return average for the 5-year period was for 67 short-term U.S. Government funds. The average is shown for comparative purposes only. Oppenheimer Limited-Term Government Fund is characterized by Lipper as a short-term U.S. Government fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer Limited-Term Government Fund

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

[PHOTO]

Jon S. Fossel
President
Oppenheimer
Limited-Term
Government Fund

DEAR OPPENHEIMERFUNDS SHAREHOLDER,

Although the U.S. stock market has received much of the media attention this year, the bond market has also turned in an excellent performance thus far in 1995. The driving force: steadily falling long-term interest rates along with an expectation that inflation would remain low.
     As you may know, inflation erodes the purchasing power of future income because bonds pay a fixed rate of income over a fixed time period. Therefore, as a result of low inflation expectations and slower, more stable economic growth, investors had a greater demand for bonds and, as such, prices rose and yields fell.
     Unlike short-term interest rates, which are affected primarily by the actions of the Federal Reserve Board, long-term interest rates are driven by investor expectations. So even though long-term interest rates were falling, short-term interest rates were not generally declining until July 6, when the Fed cut short-term rates for the first time in three years in an attempt to stimulate the weakening U.S. economy in the second quarter. Back in 1994, the surging economy caused the Fed to increase interest rates seven times prior to its July 6 rate cut--and those rate hikes were primarily responsible for the poor performance of the U.S. bond market last year. But investors who remained patient and stayed the course have been rewarded in 1995.
     And, although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve will not return to a tightening policy any time in the near future. Indeed, the Fed appears to have successfully engineered a "soft landing" for the U.S. economy, one in which growth is moderate and inflation almost nonexistent.
     This two-year period is an excellent example of why investors need to maintain their objectivity and perspective. Like all markets, there will be volatility in bonds from year to year but, over time, the fixed income markets should tend to provide strong current income relative to inflation, and capital appreciation and depreciation typically offset each other. As a result of the Fed's change in policy, we believe we're now in a period in which capital gains and losses will again take a back seat to income as the main driver behind bond investing.
     At the same time, the U.S. dollar has strengthened against major overseas currencies as both Japan and Germany continue to reduce interest rates to stimulate their economies--actions which make the U.S. bond market relatively more attractive to foreign investors. So as a result of international market forces, a moderate U.S. economic environment, and the Fed's anti-inflationary goal, we expect interest rates to remain relatively stable.
     Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/S/James C. Swain                                    /S/Jon S. Fossel
   James C. Swain                                       Jon S. Fossel


October 23, 1995


3  Oppenheimer Limited-Term Government Fund

[PHOTO]
[PHOTO]
Q & A

Q What is the Fund's GOAL?

AN INTERVIEW WITH YOUR FUND'S MANAGER.

YOUR EMPHASIS ON STABILITY OF PRINCIPAL CAN LIMIT LOSSES IN A DOWN MARKET BUT CAN ALSO LIMIT GAINS IN A RISING MARKET. HOW DID YOU FARE DURING THIS YEAR'S SUMMER RALLY AND THE MORE SUBDUED PERIOD THAT FOLLOWED?

This Fund is designed to provide investors with relative price stability plus income. That means we don't expect to gain or lose much in times of rapid interest rate moves like we saw over the last year and a half. But since bond prices and yields move in opposite directions, it also means that our earned income should be relatively consistent.
     In a market like the current one where we don't expect to see much in the way of interest rate moves, we feel the Fund's focus on income puts us at a distinct competitive advantage.

WHY DID THE FED CUT INTEREST RATES WHEN THEY DID?

In an effort to combat the threat of inflation, the Fed had been tightening money supply by raising rates throughout 1994 and into early '95. Their objec-tive was to curtail the high growth rate the economy was experiencing to one where growth was slower, but more sustainable. In July, they reversed their policy and cut rates. We believe the move was warranted because indications were that economic growth had slowed more than initially expected--which, if left unchecked, could lead to a recession.
     Right now we're seeing enough positive momentum in the economy to believe that the first rate cut was probably sufficient. In other words, it should not be necessary for the Fed to ease money supply much further, with the exception of possible budget deficit reform, for the economy to be able to continue to grow at a healthy pace.

[PHOTO]

4  Oppenheimer Limited-Term Government Fund

FACING PAGE

Top left:  David Rosenberg,
Portfolio Manager

Top right:  Art Steinmetz, Senior
VP, Fixed Income Investments,
Portfolio Management Team

Bottom:  Len Darling, Executive VP,
Director of Fixed Income Investments,
consults with Jon Fossel

THIS PAGE
Right:  David Rosenberg with
Gina Palmieri, Mortgage Analyst

Below:  Eva Zeff, Assistant VP,
Fixed Income Investments
Portfolio Management Team

A To provide investors with relative price stability plus INCOME.

WITHIN YOUR LOWER-RISK AREA OF THE BOND MARKET, WHAT TYPES OF SECURITIES OFFER THE BEST POTENTIAL FOR INCOME GOING FORWARD?

The Fed's action in July made us take a more defensive position, and we began shortening the portfolio's average effective maturity. In addition, we've shifted direction since the July rate cut. Six months ago, we reported that we were moving away from mortgages in favor of Treasuries, which are more stable in periods of interest-rate volatility. At that time, approximately 40% of the portfolio was invested in Treasuries. Now that the rate uncertainty is far diminished, we've moved back into mortgages--to the tune of about 70%. They generally offer higher income than Treasuries, and it's our belief that capturing income is the key to this market.(1)

HOW WOULD YOU CLASSIFY THE MARKET YOU SEE DEVELOPING, AND WHAT IS YOUR OUTLOOK FOR THE FUND?

The market that evolved out of this year's rate cut is much more of a "typical" low-volatility government bond market--and that's when a portfolio like this one, which was designed to provide competitive income while limiting price fluctuation, should perform best. This Fund performed as expected during both the difficult bond market of '94 and the huge bull market that followed. Our share price remained relatively stable and we were able to maintain a competitive income stream in the face of both markets. In a relatively low-risk environment like the current market, we believe we'll benefit by focusing on maintaining a high yield./ /

[PHOTO]
[PHOTO]

1.  The Fund's portfolio is subject to change.

5  Oppenheimer Limited-Term Government Fund

                    ---------------------------------------------
                    STATEMENT OF INVESTMENTS   September 30, 1995
                    ---------------------------------------------

                                                                                                   FACE              MARKET VALUE
                                                                                                   AMOUNT            SEE NOTE 1
=================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--82.0%
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--82.0%
---------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/         Federal Home Loan Mortgage Corp., Collateralized Mtg.
SPONSORED--63.2%    Obligations, Gtd. Multiclass Mtg. Participation Certificates:
                    10%, 11/15/19                                                                  $10,289,372       $10,504,730
                    10%, 6/15/20                                                                     5,500,000         6,268,281
                    6.65%, 4/15/21                                                                  12,500,000        12,251,953
                    8.20%, 7/15/19                                                                     977,743           992,257
                    8.50%, 10/15/19                                                                 14,795,770        15,026,880
                    9%, 12/15/20                                                                    14,750,000        15,095,703
                    9.25%, 11/1/08                                                                     462,553           486,250
                    Series 1057, Cl. C, 8%, 3/15/21                                                  2,216,732         2,212,565
                    Series 1092, Cl. K, 8.50%, 6/15/21                                              15,000,000        16,174,219
                    Series 1097, Cl. L, 8.60%, 2/15/06                                               3,000,000         3,127,500
                    Series F, 9.50%, 12/15/18                                                        1,696,037         1,715,643
                    -------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp., Collateralized Mtg
                    Obligations, Series 1548, Cl. C, 7%, 4/15/21                                     3,000,000         2,926,860
                    -------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg
                    Participation Certificates:
                    10%, 8/1/21                                                                      2,550,264         2,775,804
                    10%, 8/1/21                                                                      1,505,552         1,638,700
                    11.50%, 6/1/20                                                                   3,050,245         3,475,373
                    11.75%, 1/1/16                                                                   1,062,899         1,210,045
                    11.75%, 4/1/19                                                                   3,262,082         3,718,775
                    13%, 8/1/15                                                                      5,410,185         6,409,380
                    8%, 4/1/25                                                                      14,380,651        14,713,132
                    Series 1455, Cl. J, 7.50%, 12/15/22                                             15,000,000        15,445,200
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.:
                    11%, 7/1/16--5/1/19                                                             14,762,607        16,538,467
                    11.75%, 9/1/03--11/1/15                                                            902,324         1,003,701
                    12%, 8/1/16                                                                      3,919,913         4,517,700
                    13%, 12/1/15                                                                     4,743,524         5,616,629
                    7%, 10/15/25(1)                                                                 40,000,000        39,450,000
                    7%, 8/1/25                                                                      16,752,163       16,521,822
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., Collateralized Mtg. Obligations,
                    Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
                    10.50%, 11/25/20                                                                10,000,000        11,834,375
                    8.75%, 12/25/20                                                                  7,500,000         8,058,984
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates:
                    12%, 4/1/19                                                                      4,487,810         5,194,641
                    13%, 8/1/15                                                                      3,151,848         3,734,940
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., Gtd. Real Estate Mtg
                    Investment Conduit Pass-Through Certificates:
                    12.50%, 12/1/15                                                                  4,550,255         5,322,377
                    13%, 6/1/15                                                                         66,219            74,124
                    13%, 8/1/10                                                                         49,554            55,470
                    8%, 1/1/23                                                                         345,558           353,441
                    8%, 7/25/19                                                                      8,000,000         8,267,500
                    9%, 8/1/19                                                                       1,036,037         1,086,524
                    Series 1991-169, Cl. PK, 8%, 10/25/21                                              595,000           622,519

                    6  Oppenheimer Limited-Term Government Fund


                                                                                                   FACE              MARKET VALUE
                                                                                                   AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/         Federal National Mortgage Assn., Interest-Only Stripped
SPONSORED)          Mtg.-Backed Securities:
(CONTINUED)         Trust 222, Cl. 2, 11.703%, 6/25/23(2)                                          $85,664,203       $ 26,348,435
                    Trust 240, Cl. 2, 14.005%, 9/25/23(2)                                            5,204,460          1,633,306
                    Trust 257, Cl. 2, 9.127%, 2/25/24(2)                                            12,956,526          4,114,710
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
                    Security, Trust 148, Cl. G, Zero Coupon, 8/25/23(3)                              8,891,258          4,640,126
                    -------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., STRIPS, Series G, Cl. 2, 11.50%, 3/25/09        2,953,705          3,277,691
                                                                                                                      -----------
                                                                                                                      304,436,732
---------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED     Government National Mortgage Assn.:
--18.8%             10.50%, 1/15/16--10/15/21                                                        4,522,104          4,999,728
                    11%, 2/15/98--2/15/01                                                            1,648,249          1,744,579
                    11.50%, 1/15/13--5/15/13                                                         1,173,420          1,297,412
                    13%, 2/15/11--9/15/14                                                               98,054            110,742
                    6.50%, 10/1/25(1)                                                               70,000,000         71,028,125
                    7.50%, 10/15/23                                                                     77,090             77,862
                    8%, 9/15/07--7/15/25                                                             7,427,365          7,638,724
                    8.50%, 9/15/21--11/15/22                                                           557,624            580,973
                    9%, 11/15/16                                                                     3,034,429          3,222,868
                    9.50%, 9/15/17                                                                     205,766            221,878
                                                                                                                      -----------
                                                                                                                       90,922,891
                                                                                                                      -----------
                    Total Mortgage-Backed Obligations (Cost $397,217,770)                                             395,359,623
=================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--39.4%
---------------------------------------------------------------------------------------------------------------------------------
AGENCY--0.4%
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY/  Small Business Administration:(5)
FULL FAITH--0.4%    10.125%, 7/25/06                                                                   167,347            184,198
                    10.625%, 7/25/06                                                                   226,777            239,202
                    10.625%, 6/25/06                                                                   278,641            293,908
                    9.875%, 7/25/05                                                                    240,585            253,766
                    10.625%, 5/25/06                                                                   136,869            144,369
                    10.375%, 1/25/02                                                                   308,270            325,160
                    10.625%, 11/25/06                                                                  480,665            507,001
                                                                                                                      -----------
                                                                                                                        1,947,604
---------------------------------------------------------------------------------------------------------------------------------
TREASURY--39.0%     U.S. Treasury Bonds:
                    11.50%, 11/15/95                                                                 5,000,000          5,037,500
                    6.25%, 8/15/23                                                                     600,000            570,562
                    8.875%, 8/15/17                                                                    500,000            628,125
                    -------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.:
                    7.625%, 5/31/96                                                                 10,300,000         10,428,750
                    8%, 10/15/96(4)                                                                 43,290,000         44,277,527
                    8.75%, 10/15/97                                                                  9,700,000         10,230,463
                    8.875%, 2/15/96                                                                  6,000,000          6,071,250
                    9.25%, 1/15/96                                                                   5,700,000          5,758,778
                    9.375%, 4/15/96                                                                102,700,000        104,721,840
                                                                                                                      -----------
                                                                                                                      187,724,795
                                                                                                                      -----------
                    Total U.S. Government Obligations (Cost $191,107,035)                                             189,672,399


                    7  Oppenheimer Limited-Term Government Fund

                    --------------------------------------
                    STATEMENT OF INVESTMENTS   (Continued)
                    --------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $588,324,805)                                                          121.4%      $585,032,022
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                    (21.4)      (103,270,259)
                                                                                                         ------      ------------
NET ASSETS                                                                                               100.0%      $481,761,763
                                                                                                         ------      ------------
                                                                                                         ------      ------------

                    1. When-issued security to be delivered and settled after September 30, 1995.
                    2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepay-ment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
                    3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
                    4. Securities with an aggregate market value of $721,082 are held in escrow to cover initial margin requirements on open futures sales contracts. See Note 7 of Notes to Financial Statements.
                    5. Represents the current interest rate for a variable rate security.
                    See accompanying Notes to Financial Statements.


                    8  Oppenheimer Limited-Term Government Fund

                    --------------------------------------------------------
                    STATEMENT OF ASSETS AND LIABILITIES   September 30, 1995
                    --------------------------------------------------------

=================================================================================================================================
ASSETS              Investments, at value (cost $588,324,805)--see accompanying statement                            $585,032,022
---------------------------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and principal paydowns                                                                    10,223,255
                    Shares of beneficial interest sold                                                                  3,915,457
                    -------------------------------------------------------------------------------------------------------------
                    Other                                                                                                  47,374
                                                                                                                     ------------
                    Total assets                                                                                      599,218,108
=================================================================================================================================
LIABILITIES         Bank overdraft                                                                                      3,672,280
                    -------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Investments purchased on a when-issued basis                                                      110,753,455
                    Shares of beneficial interest redeemed                                                              1,787,448
                    Dividends                                                                                             787,054
                    Distribution and service plan fees--Note 4                                                            261,346
                    Transfer and shareholder servicing agent fees--Note 4                                                  58,193
                    Payable for daily variation on futures contracts--Note 7                                               46,875
                    Other                                                                                                  89,694
                                                                                                                     ------------
                    Total liabilities                                                                                 117,456,345
=================================================================================================================================
NET ASSETS                                                                                                           $481,761,763
                                                                                                                     ------------
                                                                                                                     ------------
=================================================================================================================================
COMPOSITION OF      Paid-in capital                                                                                  $492,491,079
NET ASSETS          -------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                 1,076,858
                    -------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss from investment and written option transactions                      (8,521,204)
                    -------------------------------------------------------------------------------------------------------------
                    Net unrealized depreciation on investments--Note 3                                                 (3,284,970)
                                                                                                                     ------------
                    Net assets                                                                                       $481,761,763
                                                                                                                     ------------
                                                                                                                     ------------
=================================================================================================================================
NET ASSET VALUE     Class A Shares:
PER SHARE           Net asset value and redemption price per share (based on net assets
                    of $346,014,524 and 33,135,502 shares of beneficial interest outstanding)                              $10.44
                    Maximum offering price per share (net asset value plus sales charge
                    of 3.50% of offering price)                                                                            $10.82
                    -------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on
                    net assets of $121,177,784 and 11,606,928 shares of beneficial interest outstanding)                   $10.44
                    -------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $14,569,455 and 1,396,645 shares of beneficial interest
                    outstanding                                                                                            $10.43
                    See accompanying Notes to Financial Statements.

                    9  Oppenheimer Limited-Term Government Fund

                    ---------------------------------------------------------------
                    STATEMENT OF OPERATIONS   For the Year Ended September 30, 1995
                    ---------------------------------------------------------------
=================================================================================================================================
INVESTMENT INCOME   Interest                                                                                          $29,927,571
=================================================================================================================================
EXPENSES            Management fees--Note 4                                                                             1,599,989
                    -------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                               659,243
                    Class B                                                                                               720,839
                    Class C                                                                                                40,364
                    -------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                 418,951
                    -------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                   132,982
                    -------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                            92,647
                    -------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                41,819
                    -------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                      8,976
                    -------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                             2,921
                    -------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                 5,375
                    Class B                                                                                                29,338
                    Class C                                                                                                 4,782
                    -------------------------------------------------------------------------------------------------------------
                    Other                                                                                                  35,232
                                                                                                                      -----------
                    Total expenses                                                                                      3,793,458
=================================================================================================================================
NET INVESTMENT INCOME                                                                                                  26,134,113
=================================================================================================================================
REALIZED AND        Net realized loss on:
UNREALIZED LOSS ON  Investments                                                                                          (153,190)
INVESTMENTS AND     Closing of futures contracts                                                                       (1,467,909)
OPTIONS WRITTEN     Closing of options written                                                                           (129,075)
                                                                                                                      -----------
                    Net realized loss                                                                                  (1,750,174)
                    -------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                                2,574,769
                                                                                                                      -----------
                    Net realized and unrealized gain on investments and options written                                   824,595
=================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $26,958,708
                                                                                                                      -----------
                                                                                                                      -----------

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Limited-Term Government Fund

                    -----------------------------------
                    STATEMENTS OF CHANGES IN NET ASSETS
                    -----------------------------------

                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                                   1995              1994
=================================================================================================================================
OPERATIONS          Net investment income                                                          $ 26,134,113      $ 13,788,048
                    -------------------------------------------------------------------------------------------------------------
                    Net realized gain (loss) on investments and options written                      (1,750,174)          787,066
                    -------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments              2,574,769       (12,973,109)
                                                                                                    -----------       -----------
                    Net increase in net assets resulting from operations                             26,958,708         1,602,005
=================================================================================================================================
DIVIDENDS AND       Dividends from net investment income:
DISTRIBUTIONS       Class A ($.761 and $.709 per share, respectively)                               (20,166,681)      (12,491,113)
TO SHAREHOLDERS     Class B ($.689 and $.62 per share, respectively)                                 (4,762,585)         (900,631)
                    Class C ($.444 per share)                                                          (253,856)               --
                    -------------------------------------------------------------------------------------------------------------
                    Dividends in excess of net investment income:
                    Class A ($.002 per share)                                                                --           (44,628)
                    Class B ($.002 per share)                                                                --            (7,614)
                    -------------------------------------------------------------------------------------------------------------
                    Tax return of capital distribution:
                    Class A ($.01 per share)                                                                 --          (213,840)
                    Class B ($.01 per share)                                                                 --           (36,486)
=================================================================================================================================
BENEFICIAL          Net increase in net assets resulting from Class A beneficial
INTEREST            interest transactions--Note 2                                                   116,780,567        60,069,439
TRANSACTIONS        -------------------------------------------------------------------------------------------------------------
                    Net increase in net assets resulting from Class B beneficial
                    interest transactions--Note 2                                                    81,900,018        34,737,604
                    -------------------------------------------------------------------------------------------------------------
                    Net increase in net assets resulting from Class C beneficial
                    interest transactions--Note 2                                                    14,569,935                --
=================================================================================================================================
NET ASSETS          Total increase                                                                  215,026,106        82,714,736
                    -------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                             266,735,657       184,020,921
                                                                                                   ------------      ------------
                    End of period [including undistributed (overdistributed)
                    net investment income of $1,076,858 and $(107,542), respectively]              $481,761,763      $266,735,657
                                                                                                   ------------      ------------
                                                                                                   ------------      ------------

                    See accompanying Notes to Financial Statements.


                    11  Oppenheimer Limited-Term Government Fund

                    --------------------
                    FINANCIAL HIGHLIGHTS
                    --------------------

                                                CLASS A
                                                ------

                                                YEAR ENDED SEPTEMBER 30,
                                                  1995        1994        1993        1992        1991         1990(4)     1989
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.40      $11.04      $10.97      $10.75      $10.18      $10.17      $10.14
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .79         .72         .73         .81         .87         .89         .90
Net realized and unrealized gain (loss)
on investments and options written                   .01        (.64)        .07         .22         .57         .01         .03
                                                --------    --------    --------    --------    --------    --------    --------
Total income (loss) from investment
operations                                           .80         .08         .80        1.03        1.44         .90         .93
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.76)       (.71)       (.73)       (.81)       (.87)       (.89)       (.90)
Dividends in excess of net investment income          --          --(6)       --          --          --          --          --
Tax return of capital distribution                    --        (.01)         --          --          --          --          --
Distributions from net realized gain on
investments and options written                       --          --          --          --          --          --          --
                                                --------    --------    --------    --------    --------    --------    --------
Total dividends and distributions to shareholders   (.76)       (.72)       (.73)       (.81)       (.87)       (.89)       (.90)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.44      $10.40      $11.04      $10.97      $10.75      $10.18      $10.17
                                                --------    --------    --------    --------    --------    --------    --------
                                                --------    --------    --------    --------    --------    --------    --------
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                 8.03%        .74%       7.61%       9.88%      14.69%       9.15%       9.65%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $346,015    $227,858    $178,944    $158,068    $167,974    $213,391    $237,819
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $274,313    $190,829    $161,318    $160,830    $192,404    $218,528    $243,863
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                          33,136      21,906      16,206      14,416      15,624      20,964      23,395
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               7.64%       6.74%       6.70%       7.44%       8.27%       8.77%       8.96%
Expenses                                             .91%        .99%       1.02%        .97%        .98%        .90%        .93%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                           261%        226%         74%        154%        112%         60%         61%


1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993 (inception of offering) to September 30, 1993.
3. For the period from March 10, 1986 (commencement of operations) to September 30, 1986.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Net investment income would have been $.84 and $.52 absent the voluntary reimbursement or waiver of expenses, resulting in an expense ratio of 1.00% and 1.07% for 1987 and 1986, respectively.
6. Less than $.001 per share.

                    12  Oppenheimer Limited-Term Government Fund

                    --------------------
                    Financial Highlights
                    --------------------

                                                CLASS A                             CLASS B                             CLASS C
                                                ----------------------------------  ---------------------------------   ------
                                                                                                                        YEAR
                                                                                                                        ENDED
                                                YEAR ENDED SEPTEMBER 30,            YEAR ENDED SEPTEMBER 30,            SEPT. 30,
                                                   1988        1987        1986(3)     1995        1994        1993(2)     1995(1)
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $ 9.72      $10.51      $10.56      $10.41      $11.06      $10.96      $10.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .89         .86(5)      .57(5)      .71         .62         .23         .45
Net realized and unrealized gain (loss)
on investments and options written                   .42        (.74)       (.05)        .01        (.64)        .10         .10
                                                --------    --------    --------    --------     -------      ------    --------
Total income (loss) from investment
operations                                          1.31         .12         .52         .72        (.02)        .33         .55
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.89)       (.86)       (.57)       (.69)       (.62)       (.23)       (.44)
Dividends in excess of net investment income          --          --          --          --          --(6)       --          --
Tax return of capital distribution                    --          --          --          --        (.01)         --          --
Distributions from net realized gain on
investments and options written                       --        (.05)         --          --          --          --          --
                                                --------    --------    --------    --------     -------      ------    --------
Total dividends and distributions to shareholders   (.89)       (.91)       (.57)       (.69)       (.63)       (.23)       (.44)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.14      $ 9.72      $10.51      $10.44      $10.41      $11.06      $10.43
                                                --------    --------    --------    --------     -------      ------    --------
                                                --------    --------    --------    --------     -------      ------    --------
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                13.86%        .95%       4.97%       7.18%       (.17)%      3.02%       5.47%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $251,794    $287,181    $127,797    $121,178     $38,877      $5,077     $14,569
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $267,557    $242,181    $105,123     $72,131     $15,801      $2,561      $6,112
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                          24,834      29,560      12,162      11,607       3,734         459       1,397
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               8.75%       8.22%       7.93%(8)    6.80%       5.91%       4.81%(8)    6.51%(8)
Expenses                                             .96%        .56%(5)     .08%(5)(8) 1.71%       1.79%       1.87%(8)    1.80%(8)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                            78%         73%        471%        261%        226%         74%        261%


7. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
8. Annualized.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $1,205,339,188 and $991,409,240, respectively.
See accompanying Notes to Financial Statements.


13  Oppenheimer Limited-Term Government Fund

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
================================================================================
1. SIGNIFICANT      Oppenheimer Limited-Term Government Fund (the Fund), is
   ACCOUNTING       registered under the  Investment Company Act of 1940, as
   POLICIES         amended, as a diversified, open-end management investment
                    company. The Fund's investment advisor is Oppenheimer
                    Management Corporation (the Manager). The Fund offers Class
                    A, Class B and Class C shares. Class A shares are sold with a front-end sales charge.  Class B and Class C shares may be subject to a contingent deferred sales charge.  All three
                    classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own
                    distribution and/or service plan, expenses directly attri-
                    butable to a particular class and exclusive voting rights
                    with respect to matters affecting a single class. Class B
                    shares will automatically convert to Class A shares six
                    years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
                    ------------------------------------------------------------
                    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day.
                    Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the
                    closing bid or asked price or the last sale price on the
                    prior trading day. Long-term and short-term "non-money
                    market" debt securities are valued by a portfolio pricing
                    service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing
                    service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market
                    value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securi-
                    ties having a remaining maturity of 60 days or less are
                    valued at cost (or last determined market value) adjusted
                    for amortization to maturity of any premium or discount.
                    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign
                    exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is
                    traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.
                    ------------------------------------------------------------
                    SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and
                    payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the
                    period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value
                    prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining
                    substantially fully invested. As of September 30, 1995, the
                    Fund had entered into outstanding when-issued or forward
                    commitments of $110,753,455.
                         In connection with its ability to purchase securities
                    on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultane-
                    ously contracts with the same counterparty to repurchase
                    similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
                    ------------------------------------------------------------
                    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES.
                    Income, expenses (other than those attributable to a
                    specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses
                    directly attributable to a specific class are charged
                    against the operations of that class.
                    ------------------------------------------------------------
                    FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to
                    regulated investment companies and to distribute all of its taxable income, including any net realized gain on invest-
                    ments not offset by loss carryovers, to shareholders. There-
                    fore, no federal income or excise tax provision is required.
                    At September 30, 1995, the Fund had available for federal
                    income tax purposes an unused capital loss carryover of
                    approximately $5,747,000, expiring between 1996 and 2002.
                    ------------------------------------------------------------
                    DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock
                    Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on invest-ments, if any, will be declared at least once each year.

                    14  Oppenheimer Limited-Term Government Fund

================================================================================
1. SIGNIFICANT      CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net invest-
   ACCOUNTING       ment income (loss) and net realized gain (loss) may differ
   POLICIES         for financial statement and tax purposes primarily because
   (CONTINUED)      of paydown gains and losses. The character of the distribu-
                    tions made during the year from net investment income or net realized gains may differ from their ultimate characteriza-
                    tion for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or
                    realized gain (loss) was recorded by the Fund.
                         During the year ended September 30, 1995, the Fund
                    changed the classification of distributions to shareholders to better disclose the differences between financial state-
                    ment amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended
                    September 30, 1995, amounts have been reclassified to
                    reflect an increase in undistributed net investment income of $233,410, a decrease in paid-in capital of $19,870, and an increase in accumulated net realized loss on investments of $213,540.
                    ------------------------------------------------------------
                    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the
                    respective securities, in accordance with federal income
                    tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used
                    for federal income tax purposes.
================================================================================
2. SHARES OF        The Fund has authorized an unlimited number of no par value
   BENEFICIAL       shares of beneficial interest of each class. Transactions
   INTEREST         in shares of beneficial interest were as follows:

                                                                 YEAR ENDED SEPTEMBER 30, 1995(1)     YEAR ENDED SEPTEMBER 30, 1994
                                                                 --------------------------------     -----------------------------
                                                                 SHARES           AMOUNT              SHARES          AMOUNT
                    ---------------------------------------------------------------------------------------------------------------
                    Class A:
                    Sold                                          18,462,358      $ 191,899,002       11,073,786      $ 117,379,950
                    Dividends reinvested                           1,399,150         14,547,766          817,206          8,727,397
                    Issued in connection with the
                    acquisition of Oppenheimer
                    Strategic Short-Term Income Fund--Note 6       1,615,189         16,862,577             --                 --
                    Redeemed                                     (10,247,223)      (106,528,778)      (6,191,329)       (66,037,908)
                                                                 -----------      -------------      -----------      -------------
                    Net increase                                  11,229,474      $ 116,780,567        5,699,663      $  60,069,439
                                                                 -----------      -------------      -----------      -------------
                                                                 -----------      -------------      -----------      -------------
                    ---------------------------------------------------------------------------------------------------------------
                    Class B:
                    Sold                                           8,638,202      $  89,826,104        3,707,813      $  39,327,532
                    Dividends reinvested                             310,362          3,231,003           68,487            725,648
                    Issued in connection with the
                    acquisition of Oppenheimer
                    Strategic Short-Term Income Fund--Note 6         810,988          8,466,715             --                 --
                    Redeemed                                      (1,886,739)       (19,623,804)        (501,397)        (5,315,576)
                                                                 -----------      -------------      -----------      -------------
                    Net increase                                   7,872,813      $  81,900,018        3,274,903      $  34,737,604
                                                                 -----------      -------------      -----------      -------------
                                                                 -----------      -------------      -----------      -------------
                    ---------------------------------------------------------------------------------------------------------------
                    Class C:
                    Sold                                           1,483,730      $  15,478,180             --        $        --
                    Dividends reinvested                              20,278            211,531             --                 --
                    Redeemed                                        (107,363)        (1,119,776)            --                 --
                                                                 -----------      -------------      -----------      -------------
                    Net increase                                   1,396,645      $  14,569,935             --        $        --
                                                                 -----------      -------------      -----------      -------------
                                                                 -----------      -------------      -----------      -------------

                    1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from
                    February 1, 1995 (inception of offering) to September 30, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS At September 30, 1995, net unrealized depreciation on
   AND LOSSES ON    investments of $3,284,970 was composed of gross appreciation
   INVESTMENTS      of $6,315,939, and gross depreciation of $9,600,909.
================================================================================
4. MANAGEMENT FEES  Management fees paid to the Manager were in accordance with
   AND OTHER        the investment advisory agreement with the Fund which
   TRANSACTIONS     provides for a fee of .50% on the first $100 million of
   WITH AFFILIATES  average annual net assets, .45% on the next $150 million,
                    .425% on the next $250 million and .40% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                    15  Oppenheimer Limited-Term Government Fund

                    -------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS   (Continued)
                    -------------------------------------------
================================================================================
4. MANAGEMENT FEES  The Manager acts as the accounting agent for the Fund at an
   AND OTHER        annual fee of $12,000, plus out-of-pocket costs and expenses
   TRANSACTIONS     reasonably incurred.
   WITH AFFILIATES       For the year ended September 30, 1995, commissions
   (CONTINUED)      (sales charges paid by investors) on sales of Class A shares totaled $2,605,966, of which $681,961 was retained by Oppen-
                    heimer Funds Distributor, Inc. (OFDI), a subsidiary of the
                    Manager, as general distributor, and by an affiliated broker
                    /dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $2,213,585, of
                    which $101,273 was paid to an affiliated broker/dealer.
                    During the year ended September 30, 1995, OFDI received
                    contingent deferred sales charges of $170,089 and $6,307,
                    respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                         Oppenheimer Shareholder Services (OSS), a division of
                    the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies.
                    OSS's total costs of providing such services are allocated ratably to these companies.
                         Under separate approved plans, each class may expend up
                    to .25% of its net assets annually to reimburse OFDI for
                    costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund,
                    including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are
                    subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated
                    financing costs. In the event of termination or discontinu-
                    ance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based
                    sales charge to OFDI for distribution expenses incurred on
                    Class B or Class C shares sold prior to termination or
                    discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $3,744,614. During the
                    year ended September 30, 1995, OFDI paid $24,157 and $4,892, respectively, to an affiliated broker/dealer as reimburse-
                    ment for Class A and Class B personal service and mainte-
                    nance expenses and retained $673,962 and $39,445,
                    respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs.
================================================================================
5. PUT OPTION       The Fund may buy and sell put and call options, or write
   ACTIVITY         covered put and call options on portfolio securities in
                    order to produce incremental earnings or protect against changes in the value of portfolio securities.
                         The Fund generally purchases put options or writes
                    covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                         Options are valued daily based upon the last sale price
                    on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The
                    Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                         In this report, securities designated to cover
                    outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments.
                    Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
                         The risk in writing a call option is that the Fund
                    gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The
                    Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                    Written option activity for the year ended September 30, 1995 was as follows:

                                                                                     NUMBER OF       AMOUNT OF
                    PUT OPTION ACTIVITY                                              OPTIONS         PREMIUMS
                    ------------------------------------------------------------------------------------------
                    Options outstanding at September 30, 1994                         60,000         $121,875
                    ------------------------------------------------------------------------------------------
                    Options written                                                       --               --
                    ------------------------------------------------------------------------------------------
                    Options expired prior to exercise                                     --               --
                    ------------------------------------------------------------------------------------------
                    Options closed                                                   (60,000)        (121,875)
                                                                                     -------         --------
                    Options outstanding at September 30, 1995                             --         $     --
                                                                                     -------         --------
                                                                                     -------         --------

                    16  Oppenheimer Limited-Term Government Fund

================================================================================
6. ACQUISITION OF   On September 22, 1995, the Fund acquired all of the net
   OPPENHEIMER      assets of Oppenheimer Strategic Short-Term Income Fund,
   STRATEGIC        pursuant to an Agreement and Plan of Reorganization approved
   SHORT-TERM       by the Oppenheimer Strategic Short-Term Income Fund share-
   INCOME FUND      holders on February 28, 1995. The Fund issued 1,615,189 and
                    810,988 shares of beneficial interest for Class A and Class
                    B, respectively, valued at $16,862,577 and $8,466,715 in
                    exchange for the net assets, resulting in combined Class A net assets of $342,039,434 and Class B net assets of
                    $118,635,825 on September 22, 1995. The exchange qualified as a tax-free reorganization for federal income tax
                    purposes.
================================================================================
7. FUTURES          The Fund may buy and sell interest rate futures contracts
   CONTRACTS        in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
                         The Fund generally sells futures contracts to hedge
                    against increases in interest rates and the resulting nega-tive effect on the value of fixed rate portfolio securities.
                    The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
                         Upon entering into a futures contract, the Fund is
                    required to deposit either cash or securities in an amount
                    (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
                    The Fund recognizes a realized gain or loss when the contract is closed or expires.
                         Securities held in collateralized accounts to cover
                    initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
                         Risks of entering into futures contracts (and related
                    options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                    At September 30, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                                            Expiration   Number of            Valuation as of        Unrealized
                    Security                Date         Futures Contracts    September 30, 1995     Appreciation
                    ---------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.      12/95        125                  $25,902,343            $7,813

                    17  Oppenheimer Limited-Term Government Fund

                    ----------------------------
                    INDEPENDENT AUDITORS' REPORT
                    ----------------------------
================================================================================
                    The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

                    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial high-lights for the period October 1, 1989 (commencement of oper-ations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on our audits. The financial highlights (except for total return) for the period March 10, 1986 (commence-ment of operations) to September 30, 1989 were audited by other auditors whose report dated November 2, 1989, expressed an unqualified opinion on those financial high-lights.
                         We conducted our audits in accordance with generally
                    accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we per-formed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, such financial statements and financial
                    highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                    DELOITTE & TOUCHE LLP

                    Denver, Colorado
                    October 20, 1995




                    18  Oppenheimer Limited-Term Government Fund

                    -------------------------------------------
                    FEDERAL INCOME TAX INFORMATION  (Unaudited)
                    -------------------------------------------
================================================================================
                    In early 1996, shareholders will receive information regard-ing all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
                         None of the dividends paid by the Fund during the fis-
                    cal year ended September 30, 1995 are eligible for the cor-porate dividend-received deduction.
                         The foregoing information is presented to assist share-
                    holders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regu-lations, we recommend that you consult your tax advisor for specific guidance.


                    19  Oppenheimer Limited-Term Government Fund

                    ---------------------------------
                    SHAREHOLDER MEETING   (Unaudited)
                    -------------------   -----------
================================================================================
                    On July 10, 1995, a special shareholder meeting was held at which the nine Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1994 was ratified (Proposal No. 1), the Fund's amended Class B 12b-1 Distri-bution and Service Plan was approved by Class B shareholders (Proposal No. 2), the Fund's amended Class C 12b-1 Distri-bution and Service Plan was approved by Class C shareholders (Proposal No. 3), as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                    NOMINEE                                                FOR              AGAINST       TOTAL
                    ----------------------------------------------------------------------------------------------------
                    Robert G. Avis                                         17,429,836.73    231,235.33    17,661,072.060
                    William A. Baker                                       17,322,197.58    338,874.47    17,661,072.060
                    Charles Conrad, Jr                                     17,413,537.11    247,534.94    17,661,072.060
                    Jon S. Fossel                                          17,405,755.43    255,316.62    17,661,072.060
                    Raymond J. Kalinowski                                  17,425,374.78    235,697.27    17,661,072.060
                    C. Howard Kast                                         17,381,019.31    280,052.74    17,661,072.060
                    Robert M. Kirchner                                     17,389,747.06    271,325.00    17,661,072.060
                    Ned M. Steel                                           17,367,935.50    293,136.55    17,661,072.060
                    James C. Swain                                         17,433,835.23    227,236.82    17,661,072.060

                                                                                WITHHELD/     BROKER
                    PROPOSAL                   FOR               AGAINST        ABSTAIN       NON-VOTES     TOTAL
                    ------------------------------------------------------------------------------------------------------
                    Proposal No. 1             16,879,066.704    105,333.865    676,671.491   503,036       17,661,072.060
                    Proposal No. 2              3,472,991.426     77,674.151    181,783.468   122,401        3,732,449.045
                    Proposal No. 3                214,500.463             --             --     7,907          214,500.463






                    20  Oppenheimer Limited-Term Government Fund

                         ----------------------------------------
                         OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                         ----------------------------------------
================================================================================
OFFICERS AND TRUSTEES    James C. Swain, Chairman and Chief Executive Officer
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee and President
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         Andrew J. Donohue, Vice President
                         David A. Rosenberg, Vice President
                         George C. Bowen, Vice President, Secretary and
                              Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
INVESTMENT ADVISOR       Oppenheimer Management Corporation
================================================================================
DISTRIBUTOR              Oppenheimer Funds Distributor, Inc.
================================================================================
TRANSFER AND SHAREHOLDER Oppenheimer Shareholder Services
SERVICING AGENT
================================================================================
CUSTODIAN OF             Citibank, N.A.
PORTFOLIO SECURITIES
================================================================================
INDEPENDENT AUDITORS     Deloitte & Touche LLP
================================================================================
LEGAL COUNSEL            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppen-heimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppen-heimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obliga-tions of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                         21  Oppenheimer Limited-Term Government Fund

-----------------------
OPPENHEIMERFUNDS FAMILY
-----------------------

================================================================================
               OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel comfor-
               table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by tele-phone.(1) For more information on Oppenheimer funds, please con-tact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS    Discovery Fund                     Global Fund
               Global Emerging Growth Fund        Oppenheimer Fund
               Target Fund                        Value Stock Fund
               Growth Fund                        Gold & Special Minerals Fund

================================================================================
STOCK & BOND   Main Street Income & Growth Fund   Equity Income Fund
FUNDS          Total Return Fund                  Asset Allocation Fund
               Global Growth & Income Fund        Strategic Income & Growth Fund

================================================================================
BOND FUNDS     High Yield Fund                    Bond Fund
               Champion Income Fund               U.S. Government Trust
               Strategic Income Fund              Limited-Term Government Fund
               International Bond Fund

================================================================================
TAX-EXEMPT     New York Tax-Exempt Fund(2)        New Jersey Tax-Exempt Fund(2)
FUNDS          California Tax-Exempt Fund(2)      Tax-Free Bond Fund
               Pennsylvania Tax-Exempt Fund(2)    Insured Tax-Exempt Fund
               Florida Tax-Exempt Fund(2)         Intermediate Tax-Exempt Fund

================================================================================
MONEY MARKET   Money Market Fund                  Cash Reserves
FUNDS

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
               2.  Available only to investors in certain states.
               Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -c-Copyright 1995 Oppenheimer Management Corporation. All rights reserved.


               22 Oppenheimer Limited-Term Government Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RA0855.001.0995 November 30, 1995
------------------------------------------------------------------------------

"HOW MAY I HELP YOU?"                [PHOTO]

                              Jennifer Leonard, Customer Service Representative Oppenheimer Shareholder Services

As an Oppenheimer funds shareholder, you have some privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer fund's transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
------------------------------------------------------------------------------
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       Oppenheimer Funds Distributor, Inc.                      Bulk Rate
       P.O. Box 5270                                            U.S. Postage
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                                                                Denver, CO
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